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                                                                     EXHIBIT 3.5

                            ARTICLES OF ORGANIZATION

                                       OF

                          AHS ALBUQUERQUE HOLDINGS, LLC

         The undersigned organizer, desiring to form a limited liability company under the New Mexico Limited Liability Company Act ("Act"), hereby states the following:

         1. NAME. The name of the Company is AHS ALBUQUERQUE HOLDINGS, LLC.

         2. REGISTERED AGENT. The name and address of the registered agent are:

                            National Registered Agents, Inc.
                            433 Paseo de Peralta
                            Santa Fe, New Mexico 87501

         3. PRINCIPAL OFFICE. The address of the initial principal office of the Company is:

                            102 Woodmont Blvd., Suite 800
                            Nashville, Tennessee 37205

         4. DURATION. The period of the Company's duration is perpetual.

         5. MANAGEMENT. All powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Managers. The number of Managers shall be fixed by resolution of the Managers from time to time, subject to the applicable provisions of the Act and the Company's Operating Agreement.

         6. MEMBERS. The Company has one member as of the effective date of the filing of these Articles of Organization.

         IN WITNESS WHEREOF, the undersigned has duly executed these Articles of Organization this 24th day of April, 2002.

                                           /s/ Nancy M. King
                                               -----------------------
                                               NANCY M. KING, Organizer

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                     AFFIDAVIT OF ACCEPTANCE OF APPOINTMENT
                     BY DESIGNATED INITIAL REGISTERED AGENT

STATE OF New Mexico

COUNTY OF Santa Fe

         The undersigned hereby accepts appointment as registered agent for AHS ALBUQUERQUE HOLDINGS, LLC a limited liability company, which is named in the annexed Articles of Organization.

                                   NATIONAL REGISTERED AGENTS, INC.

                                   By: [SIGNATURE TO COME]

                                   Name: [ILLEGIBLE]
                                         -------------------------------

                                   Title: Vice President

         Subscribed and sworn to before me on April 24,2002 by [ILLEGIBLE] to me known to be the person described in and who executed the foregoing instrument and acknowledged that he/she executed the same as his/her free act and deed.

[NOTARY SEAL]

[SIGNATURE TO COME]
Notary Public

My Commission Expires: 2/27/05

                                       2

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FILING FEE $20.00

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                         OR REGISTERED AGENT, OR BOTH OF

           NAME AND NMSCC CERTIFICATE OF ORGANIZATION/AUTHORITY NUMBER

To: STATE CORPORATION COMMISSION of the STATE OF NEW MEXICO:

Pursuant to the provisions of Section 53-19-5, of the New Mexico Limited Liability Company Act, the undersigned organization submits the following Statement for the purpose of changing its registered office or its registered agent, or both, in the State of New Mexico:

FIRST: The name of the company is:

AHS ALBUQUERQUE HOLDINGS, LLC

SECOND: The street address and city of its current registered office is:

433 Paseo De Peralta, Santa Fe, NM 87501

THIRD: The street address and city to which its registered office is to be changed is:

125 Lincoln Avenue, Suite 223, Santa Fe, NM 87501

FOURTH: The name of the current registered agent is:

National Registered Agents, Inc.

FIFTH: The name of its successor registered agent is:

Corporation  Service  Company
               (Attach Affidavit of Acceptance by successor agent)

SIXTH:  Street address of the principal place of business of the company is:

One Burton Hills Blvd., Suite 250, Nashville, TN 37215

SEVENTH: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

I declare that I have examined this Statement, including accompanying statements, and to the best of my knowledge and belief it is true, and complete.

Dated: 7/1/03                              AHS ALBUQUERQUE HOLDINGS, LLC
                                           -------------------------------
                                           Company Name

                                           By /s/ Stephen C. Petrovich
                                              ----------------------------
                                               Signature and Title

                                            Stephen C. Petrovich, Manager

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                     AFFIDAVIT OF ACCEPTANCE OF APPOINTMENT
                    BY DESIGNATED SUCCESSOR REGISTERED AGENT

To: The STATE CORPORATION COMMISSION
    STATE OF NEW MEXICO

SATE OF Florida

COUNTY OF Leon

On this 3rd day of July, [ILLEGIBLE], before me a Notary Public in and for the State and County aforesaid, personally appeared [ILLEGIBLE], who is to me known to be the person and who acknowledged to me, that said individual/undersigned company does hereby accept the appointment as the designated successor Registered Agent of AHS ALBUQUERQUE HOLDINGS, LLC the company which is named in the annexed Statement of Change of Registered Agent pursuant to the provisions of the New Mexico Limited Liability Company Act.

                                    ----------------------------------------
                                Registered Agent's Signature (Individual)

                                                       OR

                                       Corporation Service Company
                                    ------------------------------------------
                                Registered Agent's Name (Corporation/Company)

                                By [ILLEGIBLE]
                                   -------------------------------------------
                                       Signature and Title

  (NOTARY SEAL)

[ILLEGIBLE]
------------------------                                   [SEAL]
  NOTARY PUBLIC

My Commission Expires: 11/[ILLEGIBLE]/03